Exhibit 10.41

CLIFFORD CHANCE

EXECUTION COPY

DATED OCTOBER 11, 2010

PREMIUM SINO FINANCE LIMITED

as Chargor

IN FAVOUR OF

DB TRUSTEES (HONG KONG) LIMITED

as Security Agent

SHARE CHARGE

i

Schedule 5	33
Schedule 6	34
Schedule 7	35

ii

THIS DEED is made on

BY

(1)         PREMIUM SINO FINANCE LIMITED, a BVI Business Company incorporated under the laws of the British Virgin Islands with company number 607520 and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Chargor”)

in favour of

(2)         DB TRUSTEES (HONG KONG) LIMITED, as security trustee for the Secured Parties on the terms and conditions set out in the Security Trust Deed (the “Security Agent”, which expression shall include its successors, assigns and transferees).

NOW THIS DEED WITNESSES as follows:

1.             DEFINITIONS AND INTERPRETATION

1.1           Definitions

Unless otherwise defined in this Deed or unless the context otherwise requires, terms and expressions defined in or construed for the purposes of the Security Trust Deed shall bear the same meanings when used herein.  In addition:

“Amendment to Security Trust Deed” has the meaning given to it in the definition of “Security Trust Deed”.

“Additional Charged Shares” means any and all of the shares of and/or interests in the Company specified in any or all of the Supplements delivered to the Security Agent after the date of this Deed.

“Charged Portfolio” means the Shares and the Related Assets.

“Collateral Rights” means all rights, powers and remedies of the Security Agent provided by or pursuant to this Deed or by law.

“Company” means SinoTech Energy Limited, an exempted company incorporated with limited liability in the Cayman Islands with registration number 241866.

“Facility Agreement” means the facility agreement dated 8 January 2010 made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as borrower, Deutsche Bank AG, Hong Kong Branch as arranger, calculation agent and facility agent and DB Trustees (Hong Kong) Limited as security agent, as amended and restated by an amendment agreement dated 11 January 2010 and a second amendment agreement dated                                        made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as borrower and Deutsche Bank AG, Hong Kong Branch as facility agent.

“Initial Additional Charged Shares” means all those shares in the Company (other than the Initial Charged Shares) registered in the name of and beneficially owned by the Chargor immediately after the completion of the Relevant Permitted Reorganisation.

“Initial Charged Shares” means those shares in the Company which are represented by share certificate number                (or any replacement thereof), registered in the name of and are beneficially owned (as at the date of this Deed) by the Chargor.

“Receiver” means a receiver or receiver and manager or an administrative receiver of the whole or any part of the Charged Portfolio and that term will include any appointee made under a joint and/or several appointment.

“Related Assets” means, in relation to any Share, all present and future:

(a)           dividends and distributions of any kind and any other sum received or receivable in respect of that Share;

(b)           rights, shares, money or other assets accruing or offered by way of redemption, bonus, option or otherwise in respect of that Share;

(c)           allotments, offers and rights accruing or offered in respect of that Share; and

(d)           other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of, that Share.

“Release Date” has the meaning ascribed to such term in the Security Trust Deed.

“Relevant Permitted Reorganisation” has the meaning ascribed to such term in Schedule 2 to the Second Amendment Agreement.

“Second Amendment Agreement” means the second amendment agreement dated                               2010 and made between, amongst others, the Borrower, Deutsche Bank AG, Hong Kong Branch as facility agent and DB Trustees (Hong Kong) Limited as security agent in relation to the Facility Agreement

“Security Trust Deed” means the security trust deed dated 11 January 2010 between, among others, Tianjin New Highland Science and Technology Development Co., Ltd., Deutsche Bank AG, Hong Kong Branch as Facility Agent and DB Trustees (Hong Kong) Limited as Security Agent, as amended by a deed of amendment (the “Amendment to Security Trust Deed”) dated                                                   .

“Shares” means together:

(a)           the Initial Charged Shares;

(b)           the Initial Additional Charged Shares; and

(b)           any Additional Charged Shares.

“Supplement” means any supplement to this Deed substantially in the form of Schedule 2 (Form of Supplement).

“Transaction Warrant Instruments” means the transaction warrant instruments dated 8 January 2010 and entered into by Premium Sino as issuer, Holdco, Parentco and the Founder, as amended by the First Supplemental Instruments and Second Supplemental Instruments (in each case) as defined in the Second Amendment Agreement.

1.2           Construction

In this Deed:

1.2.1        the rules of construction set out in clause 1.3 (Construction) of the Security Trust Deed shall apply to this Deed mutatis mutandis;

1.2.2        any reference to the Chargor, the Security Agent or any or all of the Secured Parties shall be construed so as to include its or their (and any subsequent) successors and any permitted assigns and transferees in accordance with their respective interests;

1.2.3        any reference to the Security Trust Deed or any other agreement or instrument shall be a reference to the Security Trust Deed or that other agreement or instrument as amended or novated from time to time; and

1.2.4        save where the context otherwise requires, references in this Deed to any Clause or Schedule shall be to a clause or schedule contained in this Deed.

2.             PAYMENT OF SECURED OBLIGATIONS

2.1           Covenant to Pay

The Chargor covenants with the Security Agent that it shall pay, discharge and satisfy each of the Secured Obligations on their due date in accordance with their respective terms provided that neither such covenant nor the Security constituted by this Deed shall extend to or include any liability or sum which would, but for this proviso, cause such covenant or Security to be unlawful or prohibited by any applicable law.

2.2           Interest on Demands

If the Chargor fails to pay any sum on the due date for payment of that sum the Chargor shall pay interest on such sum (before and after any judgment and to the extent interest at a default rate is not otherwise being paid on such sum) from the date of demand until the date of payment of such sum in full by the Chargor, calculated on a daily basis at the rate determined in accordance with the provisions of clause 9.3 (Default Interest) of the Facility Agreement (for such purpose only, in the form subsisting as at the date of this Deed).

3.             FIXED CHARGE

The Chargor hereby charges as beneficial owner in favour of the Security Agent as trustee for the Secured Parties, as Security for the payment and discharge of the Secured Obligations, by way of first fixed charge all the Chargor’s right, title and interest from time to time in and to the Charged Portfolio.

4.             PERFECTION OF SECURITY

4.1           Perfection

4.1.1        The Chargor shall deliver to the Security Agent the following (in respect of (A) the Initial Charged Shares, within 10 Business Days from the date hereof or, if earlier, the Effective Date as defined in the Amendment to Security Trust Deed; or (B) any Initial Additional Charged Shares or Additional Charged Shares, promptly but in any event within 10 Business Days from the date of completion of the Relevant Permitted Reorganisation or (as the case may be) the date of the Supplement to which such Additional Charged Shares relate):

(a)           a certified true copy of the Company’s register of members, annotated to include details of this Deed and the charge of such Shares; and

(b)           a certified true copy of the Chargor’s register of charges, duly stamped and filed at the Registry of Corporate Affairs in the British Virgin Islands, showing details of this Deed.

4.1.2        If at any time after the date of this Deed, the Chargor applies to have itself registered as a non-Hong Kong company under Part XI of the Companies Ordinance (Cap. 32), it shall forthwith notify the Security Agent.  Without prejudice to the foregoing, upon its being registered as a non-Hong Kong company under Part XI of the Companies Ordinance (Cap. 32), it shall (a) forthwith notify the Security Agent and provide the Security Agent with the details of such registration and (b) promptly (and in any case within five weeks after the date of such registration) take all steps to comply with the requirements under section 91(5) of the Companies Ordinance (Cap. 32) in respect of this Deed and the Security created hereby.

4.2           Delivery of Documents of Title

The Chargor shall:

4.2.1        on the date of this Deed (in respect of the Initial Charged Shares) and promptly but in any event by no later than the date of completion of the Relevant Permitted Reorganisation (in respect of the Initial Additional Charged Shares), deposit with or deliver to the Security Agent (or procure the deposit with or delivery to the Security Agent of) the following in respect of such Shares:

(a)           all original certificates or other documents evidencing ownership of such Shares by the Chargor;

(b)           undated share transfer forms or, as the case may be, other appropriate instruments of transfer in respect of such Shares executed in blank by or on behalf of the Chargor in the form as set out in Schedule 3 (Share Transfer);

(c)           executed and undated letters of resignation together with letters of authority to date the same from each of the directors and alternate directors (if any) of the Company, in the form as set out in Schedule 4 (Letter of Resignation), unless such letters have already been delivered to the Security Agent;

(d)           an executed shareholder proxy in respect of such Shares in favour of the Security Agent in the form as set out in Schedule 5 (Irrevocable Proxy);

(e)           an executed notice of charge from the Chargor to the Company in the form as set out in Schedule 6 (Notice of Charge); and

(f)            a certified copy of a memorandum signed by the directors of the Company with respect to the endorsement of a note of charge in respect of this Deed to the register of members of the Company in the form as set out in Schedule 7 (Director’s Memorandum);

4.2.2        promptly upon (1) the delivery of any Supplement to the Security Agent, or (2) the accrual, offer or issue of any stocks, shares, warrants or other securities in respect of or derived from any Shares, notify the Security Agent of that occurrence (in the case of (2)) and procure the delivery to the Security Agent of:

(a)           all original certificates or other documents evidencing ownership of such Shares by the Chargor;

(b)           undated share transfer forms or, as the case may be, other appropriate instruments of transfer in respect of such Shares or other items executed in blank by or on behalf of the Chargor  in the form as set out in Schedule 3 (Share Transfer) or such other form as the Security Agent may request;

(c)           if applicable, an executed shareholder proxy in respect of such Shares or other items in favour of the Security Agent in the form as set out in Schedule 5 (Irrevocable Proxy) or such other form as the Security Agent may request;

(d)           in the case of Shares:

(i)            an executed notice of charge from the Chargor to the Company in the form as set out in Schedule 6 (Notice of Charge); and

(ii)           a certified copy of a memorandum signed by the directors of the Company with respect to the endorsement of a note of charge in respect of this Deed and such Shares to the register of members of the Company;

4.2.3        procure that, immediately upon the appointment of any replacement or additional director or alternate director of the Company, an executed and undated letter of resignation together with a letter of authority to date the same from such director, in the form as set out in Schedule 4 (Letter of Resignation).

4.3           Delivery of Supplements

The Chargor may from time to time deliver any duly executed Supplement to the Security Agent. Upon such delivery, any and all shares and/or interests in the Company specified in such Supplement shall immediately become subject to the security constituted by this Deed.

5.             FURTHER ASSURANCE

5.1           Further Assurance: General

5.1.1        The Chargor shall promptly at its own cost do all such acts and/or execute all such documents (including without limitation assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may specify (and in such form as the Security Agent may require in favour of the Security Agent or its nominee(s)):

(a)           to perfect the Security created or intended to be created in respect of the Charged Portfolio (which may include, without limitation, the execution by the Chargor of a mortgage, charge or assignment over all or any of the assets constituting, or intended to constitute, any part of Charged Portfolio) or for the exercise of the Collateral Rights; and/or

(b)           to facilitate the realisation of the Charged Portfolio.

5.2           Necessary Action

The Chargor shall from time to time take all such action (whether or not requested to do so by the Security Agent) as is or shall be available to it (including without limitation obtaining and/or effecting all Authorisations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent by or pursuant to this Deed.

5.3           Implied Covenants for Title

The obligations of the Chargor under this Deed shall be in addition to any covenants for title deemed to be included in this Deed under the Conveyancing and Property Ordinance (Cap. 219) and/or general law.

6.             UNDERTAKINGS

6.1           Negative Pledge

The Chargor undertakes that it shall not, at any time during the subsistence of this Deed, create or permit to subsist any Security or Quasi-Security over all or any part of the Charged Portfolio other than Security constituted by this Deed.

6.2           No Disposal of Interests

The Chargor undertakes that it shall not and shall not agree to at any time during the subsistence of this Deed, sell, assign, transfer or otherwise dispose of any of its interest in the Charged Portfolio except (i) with the prior consent in writing of the Security Agent or (ii) for any transfers of any Charged Portfolio pursuant to the exercise of Transaction Warrants in accordance with the terms of the Transactions Warrant Instruments (provided that the provisions of Clause 6.5 (Maintenance of minimum Charged Portfolio) are satisfied before and after such transfer).

6.3           Ownership

At any time and except as a result of any Permitted Reorganisation, on or after the date of this Deed but prior to the occurrence of a Qualifying IPO (as defined in the Facility Agreement), the Chargor shall legally and beneficially own directly at least 90% of the shares in the Company (of each class) of and equity interests in the Company, free from Security (other than Transaction Security (if any)) and shall not cease to have management control over the Company.

6.4           Other adverse actions

The Chargor undertakes that it shall not, at any time during the subsistence of this Deed:

6.4.1        create, grant or permit to subsist any restriction on the ability of the Security Agent to transfer or realise, all or any of its right, title and interest in the Charged Portfolio or any part thereof; or

6.4.2        do or permit to be done any act or thing which could reasonably be expected to jeopardise the rights of the Security Agent in the Charged Portfolio or any part thereof or which could reasonably be expected to adversely affect or diminish the value of the Charged Portfolio or any part thereof.

6.5           Maintenance of Minimum Charged Portfolio

The Chargor undertakes that until the Release Date (except with the prior (i) sanction of a Transaction Written Consent, as defined in the Transaction Warrant Instruments and (ii) consent of the Security Agent (acting in accordance with the Security Trust Deed)), it shall ensure that at all times, and notwithstanding any transfers pursuant to the exercise of the Transaction Warrants in accordance with the terms of the Transaction Warrant Instruments, the Charged Portfolio subject to security constituted by this Deed are not less than the higher of (a) the aggregate maximum number of shares in the Company that may be required to satisfy the exercise of all outstanding Transaction Warrants in full and to satisfy any obligations that it may have under the Transaction Warrant Instruments in full and (b) such number of shares in the Company comprised in the Charged Portfolio as shall be equal to 30% of the Fully Diluted Share Capital (as defined in the Transaction Warrant Instruments) from time to time.

6.6           Changes to share capital etc

Except as otherwise permitted under the Facility Agreement (in the form subsisting on the date of this Deed), the Chargor shall procure that there shall be no increase or reduction in the number of authorised or issued shares of the Company, no change in the registered office, no change to the register of members, no appointment of any further director or officers of the Company and no change to the register of directors, in each case, without the prior consent in writing of the Security Agent.

6.7           Initial Additional Charged Shares

6.7.1        The Chargor shall ensure that, immediately after the completion of the Relevant Permitted Reorganisation, 90% of the entire issued share capital of the Company will be registered in the name of and beneficially owned by the Chargor.

6.7.2        The Chargor shall promptly notify the Security Agent of the particulars of the Initial Additional Charged Shares (including without limitation the number and par value of such Shares, and the number of the share certificate(s) representing such Shares) in writing.

7.             SHARES

7.1           Dividends

7.1.1        Any and all dividends and/or distributions received, recovered, paid or delivered to the order of the Chargor in respect of the Charged Portfolio at any time on or after the occurrence of an Event of Default (as long as any Event of Default is continuing) shall be promptly paid and delivered to (and the Chargor shall promptly deliver such dividends and/or distributions to) the Security Agent for application in accordance with this Deed.

7.1.2        Without prejudice to the foregoing, the Chargor shall promptly inform the Security Agent of the receipt of any dividend or distribution (whether or not in cash) in respect of the Charged Portfolio.

7.2           Before Event of Default

7.2.1        Prior to the occurrence of an Event of Default which is continuing the Chargor shall be entitled to exercise all voting rights in relation to the Charged Portfolio provided that the Chargor shall not exercise such voting rights in any manner, or otherwise permit or agree to any (a) variation of the rights attaching to or conferred by any of the Charged Portfolio or (b) increase in the issued share capital, registered capital or equity interest of any company, corporation or entity whose shares/securities/equity interests are charged or subject to Security under this Deed, except (in the case of such increase) where such increase is permitted under the Facility Agreement and any and all such additional shares, registered capital or equity interests are paid for in full and immediately made subject to the Security constituted under this Deed upon their issuance.

7.3           After Event of Default

The Security Agent may, upon and/or after the occurrence of an Event of Default (as long as any Event of Default is continuing), at its discretion (in the name of the Chargor or otherwise and without any further consent or authority from the Chargor):

7.3.1        exercise (or refrain from exercising) any voting rights in respect of the Charged Portfolio;

7.3.2        apply all dividends, distributions, interest and other monies arising from the Charged Portfolio as though they were proceeds of sale under this Deed;

7.3.3        transfer all or any of the Charged Portfolio into the name of such nominee(s) of the Security Agent as it shall think fit; and

7.3.4        exercise (or refrain from exercising) the powers and rights conferred on or exercisable by the legal or beneficial owner of the Charged Portfolio, including without limitation the right, in relation to any company, corporation or entity whose shares, equity interests or other securities are included in the Charged Portfolio or any part thereof, to concur or participate in:

(a)           the reconstruction, amalgamation, sale or other disposal of such company, corporation or entity or any of its assets or undertaking (including without limitation the exchange, conversion or reissue of any shares, equity interests or securities as a consequence thereof);

(b)           the release, modification or variation of any rights or liabilities attaching to such shares, equity interests or securities; and

(c)           the exercise, renunciation or assignment of any right to subscribe for any shares, equity interests or securities,

in each case in such manner and on such terms as the Security Agent may think fit, and the proceeds of any such action shall form part of the Charged Portfolio and may be applied by the Security Agent in accordance with Clause 12 (Application of Monies).

7.4           Payment of Calls

The Chargor shall pay when due all calls or other payments which may be or become due in respect of any of the Charged Portfolio, and in any case of default by the Chargor in such payment, the Security Agent may, if it thinks fit, make such payment on behalf of the Chargor in which case any sums paid by the Security Agent shall be reimbursed by the Chargor to the Security Agent on demand and shall carry interest from the date of payment by the Security Agent until reimbursed in full at the rate and in accordance with Clause 2.2 (Interest on Demands).

7.5           Exercise of Rights

The Chargor shall not exercise any of its rights and powers in relation to any of the Charged Portfolio in any manner which, in the opinion of the Security Agent, would prejudice the value of, or the ability of the Security Agent to realise, the Security created by this Deed.

8.             ENFORCEMENT OF SECURITY

8.1           Enforcement

Upon and after the occurrence of an Event of Default (as long as any Event of Default is continuing) or if the Chargor requests the Security Agent to exercise any of its powers under this Deed, the Security created by or pursuant to this Deed is immediately enforceable and the Security Agent may, without notice to the Chargor or prior authorisation from any court, in its absolute discretion:

8.1.1        enforce all or any part of such Security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Portfolio; and

8.1.2        whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by the Conveyancing and Property Ordinance (Cap. 219) (as varied or extended by this Deed) on mortgagees and by this Deed on any Receiver or otherwise conferred by law on mortgagees and/or Receivers.

8.2           No Liability as Mortgagee in Possession

Neither the Security Agent nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Charged Portfolio or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Portfolio to which a mortgagee or a mortgagee in possession might otherwise be liable.

9.             POWERS OF SALE

9.1           Extension of Powers

The power of sale or other disposal conferred on the Security Agent and on any Receiver by this Deed shall operate as a variation and extension of the statutory power of sale under Sections 51 and 53 of the Conveyancing and Property Ordinance (Cap. 219) and such power shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) on execution of this Deed.

9.2           Restrictions

The restrictions contained in paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219) shall not apply to this Deed or to the exercise by the Security Agent of its right to consolidate all or any of the Security created by or pursuant to this Deed with any other Security in existence at any time or to its power of sale, which powers may be exercised by the Security Agent without notice to the Chargor on or at any time after the occurrence of an Event of Default (as long as any Event of Default is continuing). Any restrictions on the consolidation of Security shall be excluded to the fullest extent permitted by law.

10.           APPOINTMENT OF RECEIVER OR ADMINISTRATOR

10.1         Appointment and Removal

Upon and after the occurrence of an Event of Default (as long as any Event of Default is continuing) or if requested to do so by the Chargor, the Security Agent may by deed or otherwise (acting through an authorised officer of the Security Agent), without prior notice to the Chargor:

10.1.1      appoint one or more persons to be a Receiver of the whole or any part of the Charged Portfolio;

10.1.2      appoint two or more Receivers of separate parts of the Charged Portfolio;

10.1.3      remove (so far as it is lawfully able) any Receiver so appointed; and/or

10.1.4      appoint another person(s) as an additional or replacement Receiver(s).

10.2         Capacity of Receivers

Each person appointed to be a Receiver pursuant to Clause 10.1 (Appointment and Removal) shall be:

10.2.1      entitled to act individually or together with any other person appointed or substituted as Receiver;

10.2.2      for all purposes deemed to be the agent of the Chargor which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for the Security Agent; and

10.2.3      entitled to remuneration for his services at a rate to be fixed by the Security Agent from time to time.

10.3         Statutory Powers of Appointment

The powers of appointment of a Receiver herein contained shall be in addition to all statutory and other powers of appointment of the Security Agent under the Conveyancing and Property Ordinance (Cap. 219) (as varied and extended by this Deed) or otherwise and such powers shall remain exercisable from time to time by the Security Agent in respect of all or any part of the Charged Portfolio.

11.           POWERS OF RECEIVER

11.1         Powers of Receiver

Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have and be entitled to exercise, in relation to the Charged Portfolio (and any assets of the Company which, when got in, would be Charged Portfolio) or that thereof in respect of which he was appointed, and as varied and extended by the provisions of this Deed (in the name of or on behalf of the Chargor or in his own name and, in each case, at the cost of the Chargor):

11.1.1      all the powers conferred by the Conveyancing and Property Ordinance (Cap. 219) on mortgagors and on mortgagees in possession and on receivers appointed under that Ordinance;

11.1.2      all the powers and rights of an absolute owner and power to do or omit to do anything which the Chargor itself could do or omit to do; and

11.1.3      the power to do all things (including without limitation bringing or defending proceedings in the name or on behalf of the Chargor) which seem to the Receiver to be incidental or conducive to (a) any of the functions, powers, authorities or discretions conferred on or vested in him or (b) the exercise of any Collateral Rights (including without limitation realisation of all or any part of the Charged Portfolio) or (c) bringing to his hands any assets of the Chargor forming, or which when got in would be, part of the Charged Portfolio.

11.2         Additional Powers of Receiver

In addition to and without prejudice to the generality of the foregoing, every Receiver shall (subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have the following powers in relation to the Charged Portfolio (and any assets of the Chargor which, when got in, would be part of the Charged Portfolio), in respect of which he was appointed (and every reference in this Clause 11.2 to the “Charged Portfolio” shall be read as a reference to that part of the Charged Portfolio in respect of which such Receiver was appointed):

11.2.1      Take Possession

power to enter upon, take immediate possession of, collect and get in the Charged Portfolio including without limitation dividends, distributions and other income whether accrued before or after the date of his appointment and for that purpose to make, or to require the directors of the Company to make, calls conditionally or unconditionally upon the holders of the Company’s share capital in respect of any such capital of the Company which remains uncalled and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Chargor or in his own name;

11.2.2     Proceedings and Claims

power to bring, prosecute, enforce, defend and abandon applications, claims, disputes, actions, suits and proceedings in connection with all or any part of the Charged Portfolio or the Deed in the name of the Chargor or in his own name and to submit to arbitration, negotiate, compromise and settle any such applications, claims, disputes, actions, suits or proceedings and in addition to take or defend proceedings for the compulsory winding-up of the Chargor and proceedings for directions under Section 255 of the Companies Ordinance (Cap. 32);

11.2.3     Deal with Charged Portfolio

without the need to observe the restrictions imposed by paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219), power, in relation to the Charged Portfolio and each and every part thereof, to sell, transfer or convey the same (in each case with or without consideration) or concur in any of the foregoing by the Chargor or any other receiver or manager of the Chargor (including without limitation to or in relation to the Security Agent or any of the other Secured Parties) in such manner and generally on such terms as he thinks fit;

11.2.4     Insurance

power to effect, maintain or renew indemnity and other insurances and to obtain bonds and performance guarantees;

11.2.5     Borrowing

power to raise or borrow money from the Security Agent or any of the other Secured Parties or any other person to rank either in priority to the Security constituted by this Deed or any part of it or otherwise and with or without a mortgage or charge on the Charged Portfolio or any part of it on such terms as he shall in his absolute discretion think fit (and no person lending such money shall be concerned to see or enquire as to the propriety or purpose of the exercise of such power or the application of money so raised or borrowed);

11.2.6     Redemption of Security

power to redeem, discharge or compromise any Security whether or not having priority to the Security constituted by this Deed or any part of it;

11.2.7     Covenants, Guarantees and Indemnities

power to enter into bonds, covenants, guarantees, commitments, indemnities and other obligations or liabilities as he shall think fit, to make all payments needed to effect, maintain or satisfy such obligations or liabilities and to use the company seal of the Chargor; and

11.2.8     Exercise of Powers in Chargor’s Name

power to exercise any or all of the above powers on behalf of and in the name of the Chargor (notwithstanding any winding-up or dissolution of the Chargor) or on his own behalf.

11.3         Terms of Disposition

In making any sale or other disposal of all or any part of the Charged Portfolio or any acquisition in the exercise of their respective powers a Receiver or the Security Agent may accept or dispose of as, and by way of consideration for, such sale or other disposal or acquisition, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party.  Any such consideration may, if thought expedient by the Receiver or the Security Agent, be nil or may be payable or receivable in a lump sum or by instalments.  Any contract for any such sale, disposal or acquisition by the Receiver or the Security Agent may contain conditions excluding or restricting the personal liability of the Receiver or the Security Agent.

12.           APPLICATION OF MONIES

12.1         Order of Application

Save as otherwise expressly provided in this Deed, all moneys received or recovered by the Security Agent or any Receiver pursuant to this Deed or the powers conferred by it shall (subject to the claims of any person having prior rights thereto and subject to Clause 12.2 (Suspense Account), and by way of variation of the Conveyance and Property Ordinance (Cap. 219)) be applied in accordance with Clause 7 (Application of Proceeds) of the Security Trust Deed.

12.2         Suspense Account

All monies received, recovered or realised under this Deed by the Security Agent or any Receiver or the powers conferred by it (including the proceeds of any conversion of currency) may in its discretion be credited to and held in any suspense or impersonal account pending their application from time to time in or towards the discharge of any of the Secured Obligations in accordance with Clause 12.1 (Order of Application).

12.3         Application by Chargor

Any application under this Clause 12 shall override any application by the Chargor.

13.           RECEIPT AND PROTECTION OF PURCHASERS

13.1         Receipt and Consideration

The receipt of the Security Agent or any Receiver shall be conclusive discharge to a purchaser of any part of the Charged Portfolio from the Security Agent or such Receiver and in making any sale or disposal of any part of the Charged

Portfolio or making any acquisition, the Security Agent or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit.

13.2         Protection of Purchasers

No purchaser or other person dealing with the Security Agent or any Receiver shall be bound to inquire whether the right of the Security Agent or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of the Security Agent or such Receiver in such dealings.  The protection given to purchasers from a mortgagee in Sections 52 and 55 of the Conveyancing and Property Ordinance (Cap. 219) shall apply equally to purchaser(s) and other person(s) dealing with the Security Agent or any Receiver.

14.           POWER OF ATTORNEY

14.1         Appointment and Powers

The Chargor by way of Security irrevocably (within the meaning of Section 4 of the Powers of Attorney Ordinance (Cap. 31)) appoints the Security Agent and any Receiver severally, upon or after the occurrence of an Event of Default (as long as any Event of Default is continuing), to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which the Security Agent or such Receiver may consider to be necessary for:

14.1.1      carrying out any obligation imposed on the Chargor by this Deed or any other agreement binding on the Chargor to which the Security Agent is party (including without limitation the execution and delivery of any deeds, charges, assignments or other Security and any transfers of the Charged Portfolio or any part thereof); and

14.1.2      enabling the Security Agent and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Deed or by law (including, without limitation, upon or after the occurrence of an Event of Default (as long as any Event of Default is continuing) the exercise of any right of a legal or beneficial owner of the Charged Portfolio or any part thereof).

14.2         Ratification

The Chargor shall ratify and confirm all things done and all documents executed by any attorney in the exercise or purported exercise of all or any of his powers.

15.           REPRESENTATIONS

15.1         Representations

The Chargor represents and warrants to the Security Agent that as at the date of this Deed:

15.1.1      it is a company incorporated with limited liability and validly existing under the laws of the British Virgin Islands; and

15.1.2      subject to any general principles of law as at the date of this Deed limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to the terms of the Second Amendment Agreement:

(a)           each of the obligations expressed to be assumed by it in this Deed  are legal, valid, binding and enforceable obligations; and

(b)           (without limiting the generality of Clause 15.1.2(a) above), this Deed creates the security interests which it purports to create and such security interests are valid and effective;

15.1.3      the entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not:

(a)           conflict with any law or regulation applicable to it;

(b)           conflict with its constitutional documents;

(c)           conflict with any agreement or instrument binding upon it or any of its assets; or

(d)           result in the existence of or oblige it to create any Security over all or any of its assets (other than the Security constituted pursuant to this Deed);

15.1.4      it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed;

15.1.5      no limit on its powers will be exceeded as a result of the grant of Security contemplated by this Deed;

15.1.6      all Authorisations required or desirable:

(a)           to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Deed;

(b)           to make this Deed admissible in evidence in its jurisdiction of incorporation, the Cayman Islands and/or Hong Kong; and/or

(c)           to enable it to create the Security expressed to be created by it pursuant to this Deed and to ensure that such Security has the priority and ranking it is expressed to have,

have been obtained or effected and are in full force and effect;

15.1.7      the choice of the laws of Hong Kong as the governing law of this Deed will be recognised and enforced in its jurisdiction of incorporation and in the Hong Kong courts;

15.1.8      any judgment obtained in the Hong Kong courts in relation to this Deed will, subject to the legal qualifications specifically referred to in any legal opinion delivered pursuant to the terms of the Second Amendment Agreement, be recognised and enforced in its jurisdiction of incorporation and/or Hong Kong;

15.1.9      under the law of its jurisdiction of incorporation and the Cayman Islands, it is not necessary that this Deed be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to this Deed;

15.1.10    it has not sold or otherwise disposed of, or created, granted or permitted to subsist any Security over, all or any of its right, title and interest in the Charged Portfolio (other than the Security constituted pursuant to this Deed);

15.1.11    the particulars of the Initial Charged Shares as at the date of this Deed as set out in Schedule 1 (Particulars of the Shares), the particulars of the Initial Additional Charged Shares as notified by the Chargor to the Security Agent, and (in respect of any and all Additional Charged Shares) the particulars of such Additional Charged Shares as at the date of the Supplement relating thereto as set out in such Supplement, are accurate in all respects;

15.1.12    the Shares have been validly issued by the Company and are fully paid up and there are no monies or liabilities payable or outstanding in relation to any of the Shares;

15.1.13    the Chargor legally and beneficially owns all of the Shares, free and clear of all Security, except for any Security constituted hereby, and exercises management control over the Company; and

15.1.14    as at the date of this Deed, the Chargor is not registered as a non-Hong Kong company under Part XI of the Companies Ordinance (Cap. 32) nor has it made any application to be so registered.

15.2         All of the representations and warranties in Clause 15.1 (Representations) are made by the Chargor to the Security Agent on the date of this Deed and each of such  representations and warranties (except sub-Clauses 15.1.11 and 15.1.14) shall be deemed to be repeated by the Chargor on the date of each Utilisation Request, on each Utilisation Date and on the first day of each Interest Period relating to each Loan, the date of the Second Amendment Agreement, the Effective Date (as defined in the Second Amendment Agreement) and (for so long as the Release Date has not occurred) on each date falling on the last day of each successive period of three Months from and including the Facility Release Date, in each case by reference to the facts and circumstances existing at the date on which such representation or warranty is deemed to be made or repeated.

16.           EFFECTIVENESS OF SECURITY

16.1         Continuing Security

16.1.1      The Security created by or pursuant to this Deed shall remain in full force and effect as a continuing Security for the Secured Obligations unless and until discharged by the Security Agent.

16.1.2      No part of the Security from time to time intended to be constituted by this Deed will be considered satisfied or discharged by any intermediate payment, discharge or satisfaction of the whole or any part of the Secured Obligations.

16.2         Cumulative Rights

The Security created by this Deed and the Collateral Rights shall be cumulative, in addition to and independent of every other Security which any or all of the Secured Parties may at any time hold for any or all of the Secured Obligations or any rights, powers and remedies provided by law.  No prior Security held by any Secured Party over the whole or any part of the Charged Portfolio shall merge into the Security constituted by this Deed.

16.3         Chargor’s Obligations

None of the obligations of the Chargor under this Deed or the Collateral Rights shall be affected by an act, omission, matter, thing or event which, but for this Clause 16.3, would reduce, release or prejudice any of its obligations under this Deed (without limitation and whether or not known to it or any Secured Party) including:

16.3.1      any time, waiver or consent granted to, or composition with, any Obligor or other person;

16.3.2      the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

16.3.3      the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or Security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

16.3.4      any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;

16.3.5      any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature and whether or not more onerous) or replacement of a Transaction Document or any other documents or Security or of the Secured Obligations;

16.3.6      any variation of the terms of the trust upon which the Security Agent holds any Transaction Security;

16.3.7      any unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or any other document or Security; or

16.3.8      any insolvency or similar proceedings;

16.3.9      any claims or set-off right that the Chargor may have; or

16.3.10    any law, regulation or decree or order of any jurisdiction affecting any Obligor.

16.4         Remedies and Waivers

No failure on the part of the Security Agent to exercise, or any delay on its part in exercising, any Collateral Right shall operate as a waiver thereof or constitute an election to affirm this Deed.  No election to affirm this Deed shall be effective unless it is in writing.  No single or partial exercise of any Collateral Right preclude any further or other exercise of that or any other Collateral Right.

16.5         No Liability

None of the Security Agent, its nominee(s) or any Receiver shall be liable by reason of (a) taking any action permitted by this Deed or (b) any neglect or default in connection with all or any part of the Charged Portfolio or (c) taking possession of or realising all or any part of the Charged Portfolio, except in the case of gross negligence or wilful default upon its part (as finally judicially determined).

16.6         Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed under such laws nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby and, if any part of the Security intended to be created by or pursuant to this Deed is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of that Security.

16.7         No Prior Demand

The Security Agent shall not be obliged to make any demand of or enforce any rights or claim against any Obligor or any other person, to take any action or obtain judgment in any court against any Obligor or any other person or to make or file any proof or claim in a liquidation, bankruptcy or insolvency of any Obligor or any other person or to enforce or seek to enforce any other Security in respect of any or all of the Secured Obligations before exercising any Collateral Right.

16.8         Deferral of rights

Until the occurrence of the Release Date, the Chargor will not (unless the Security Agent otherwise directs) exercise any rights which it may have by reason of performance by it of its obligations under this Deed:

16.8.1      to be indemnified by any Obligor;

16.8.2      to claim any contribution from any guarantor of any Obligor’s obligations under any or all of the Transaction Documents; and/or

16.8.3      to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Transaction Documents or of any other guarantee or Security taken pursuant to, or in connection with, the Transaction Documents by any Secured Party.

16.9         Settlement conditional

Any settlement, discharge or release hereunder in relation to the Chargor or all or any part of the Charged Portfolio shall be conditional upon no Security or payment by any or all of the Obligors to, or recovery from any or all of the Obligors by, any or all of the Secured Parties being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application or any similar event or for any other reason and shall in those circumstances be void.

17.           RELEASE

17.1         Release of Security

17.1.1      After the occurrence of the Release Date and subject to Clauses 16.9 (Settlement conditional) and 17.2 (Avoidance of payments), the Security Agent shall (at the request and cost of the Chargor) execute such documents and do all such reasonable acts as may be necessary to release the Charged Portfolio from the security constituted by this Deed without recourse to, or any representation or warranty by, the Security Agent or any of its nominees.

17.1.2      Upon any transfer of any Charged Portfolio pursuant to the exercise of any Transaction Warrants in accordance with the terms of the Transaction Warrant Instruments, provided that the provisions of Clause 6.5 (Maintenance of minimum Charged Portfolio) are satisfied before and after such transfer, the Security Agent shall (at the request and cost of the Chargor) execute such documents and do all such reasonable acts as may be necessary to release such Charged Portfolio so transferred from the security constituted by this Deed without recourse to, or any representation or warranty by, the Security Agent or any of its nominees, such release shall not prejudice the security hereunder over the other Charged Portfolio.

17.2         Avoidance of Payments

If the Security Agent considers that any amount paid or credited to any Security Party by or from any Obligor is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liability of the Chargor under this Deed and the Security constituted by this Deed shall continue and such amount shall not be considered to have been irrevocably paid.

18.           SUBSEQUENT SECURITY INTERESTS

18.1         Subsequent Security Interests

If the Security Agent (acting in its capacity as security agent or trustee or otherwise) or any of the other Secured Parties at any time receives or is deemed to have received notice of any subsequent Security or other interest affecting all or any part of the Charged Portfolio or any assignment or transfer of the Charged Portfolio which is prohibited by the terms of this Deed or any Transaction Document, all payments thereafter by or on behalf of any or all of the Obligors to the Security Agent (whether in its capacity as security agent or trustee or otherwise) or any of the other Secured Parties shall be treated as having been credited to a new account of the Security Agent or, as the case may be, that other Secured Party and not as having been applied in reduction of the Secured Obligations as at the time when (or at any time after) the Security Agent or any other Secured Party received such notice of such subsequent Security or other interest or such assignment or transfer.

18.2         Prior Security Interests

In the event of any action, proceeding or step being taken to exercise any powers or remedies conferred by any prior ranking Security or upon the exercise by the Security Agent or any Receiver of any power of sale under this Deed, the Security Agent may redeem that prior Security or procure the transfer of it to itself.  The Security Agent may settle and agree the accounts of the prior Security and any accounts so settled and agreed will be conclusive and binding on the Chargor.  All principal monies, interest, costs, charges and expenses of and incidental to any redemption or transfer will be paid by the Chargor to the Security Agent on demand.

19.           CURRENCY CONVERSION AND INDEMNITY

19.1         Currency Conversion

For the purpose of or pending the discharge of any of the Secured Obligations the Security Agent may convert any money received, recovered or realised or subject to application by it under this Deed from one currency to another, as the Security Agent may think fit, and any such conversion shall be effected at the Security Agent’s spot rate of exchange (or, if so such spot of exchange is quoted by the Security Agent, such other rate of exchange as may be available to the Security Agent) for the time being for obtaining such other currency with such first-mentioned currency.

19.2         Currency Indemnity

If any sum (a “Sum”) owing by the Chargor under this Deed or any order or judgment given or made in relation to this Deed has to be converted from the currency (the “First Currency”) in which such Sum is payable into another currency (the “Second Currency”) for the purpose of:

19.2.1      making or filing a claim or proof against the Chargor;

19.2.2      obtaining an order or judgment in any court or other tribunal;

19.2.3      enforcing any order or judgment given or made in relation to this Deed; or

19.2.4      applying the Sum in satisfaction of any of the Secured Obligations,

the Chargor shall indemnify the Security Agent from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to the Security Agent at the time of such receipt or recovery of such Sum.

20.           COSTS, EXPENSES AND INDEMNITY

20.1         Costs and expenses

The Chargor shall, on demand of the Security Agent, reimburse the Security Agent on a full indemnity basis for all costs and expenses (including legal fees and any value added tax) incurred by the Security Agent in connection with (a) the execution of this Deed or otherwise in relation to this Deed, (b) the perfection or enforcement of the Security constituted by this Deed and/or (c) the exercise of any Collateral Right, together with interest from the date such costs and expenses were incurred to the date of reimbursement of the same by the Chargor, calculated in accordance with the provisions of the Facility Agreement (applying mutatis mutandis as if the same were an Unpaid Sum thereunder).

20.2         Stamp taxes

The Chargor shall pay all stamp, registration and other Taxes to which this Deed, the Security contemplated in this Deed and/or any judgment given in connection with this Deed is, or at any time may be, subject and shall, from time to time, indemnify the Security Agent on demand against any liabilities, costs, claims and/or expenses resulting from any failure to pay or delay in paying any such Tax.

20.3         Indemnity

The Chargor shall, notwithstanding any release or discharge of all or any part of the Security constituted by this Deed, indemnify the Security Agent and each other Secured Party (through the Security Agent), their respective agents, attorneys and any Receiver against any action, proceeding, claims, losses, liabilities and costs which it may sustain as a consequence of any breach by the Chargor of the provisions of this Deed, the exercise or purported exercise of any of the rights and powers conferred on any of them by this Deed or otherwise relating to the Charged Portfolio or any part thereof.

21.           PAYMENTS FREE OF DEDUCTION

All payments to be made to the Security Agent under this Deed shall be made free and clear of and without deduction for or on account of Tax unless the Chargor is required to make such payment subject to the deduction or withholding of Tax, in which case the sum payable by the Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the person on account of whose liability to Tax such deduction or withholding has been made receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

22.           DISCRETION AND DELEGATION

22.1         Discretion

Any liberty or power which may be exercised or any determination which may be made under this Deed by the Security Agent or any Receiver may, subject to the terms and conditions of the Security Trust Deed, be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

22.2         Delegation

Each of the Security Agent and any Receiver shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Deed (including without limitation the power of attorney under Clause 14 (Power of Attorney)) on such terms and conditions as it shall see fit which delegation shall not preclude any subsequent exercise, any subsequent delegation or any revocation of such power, authority or discretion by the Security Agent or any Receiver.

23.           SET-OFF

The Security Agent may set off any matured obligation due from the Chargor under any or all of the Transaction Documents (to the extent beneficially owned by the Security Agent) against any matured obligation owed by the Security Agent to the Chargor, regardless of the place of payment, booking branch or currency of either obligation.  If such obligations are in different currencies, the

Security Agent may convert either obligation at a market rate of exchange in its usual course of business for the purpose of such set-off.

24.           CHANGES TO PARTIES

24.1         Successors

This Deed shall be binding upon and enure to the benefit of each party hereto and its and/or any subsequent successors and permitted assigns and transferees.  Without prejudice to the foregoing, this Deed shall remain in effect despite any amalgamation or merger (however effected) relating to the Security Agent; and references to the Security Agent herein shall be deemed to include any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of the Security Agent under this Deed or to which, under such laws, those rights and obligations have been transferred.

24.2         No Assignment or Transfer by the Chargor

The Chargor may not assign or transfer any or all of its rights (if any) and/or obligations under this Deed.

24.3         Assignment and Transfer by Security Agent to Successor

The Security Agent may:

24.3.1      assign all or any of its rights under this Deed; and

24.3.2      transfer all or any of its obligations (if any) under this Deed,

to any successor Security Agent in accordance with the provisions of the Security Trust Deed provided that it is acknowledged that such transfer shall not in any way prejudice the priority of the Security constituted by this Deed (which shall be assigned to such successor Security Agent pursuant to the terms of the Security Trust Deed).  Upon such assignment and transfer taking effect, the successor Security Agent shall be and be deemed to be acting as security agent and trustee for the Secured Parties for the purposes of this Deed and in place of the former Security Agent.

24.4         Assignment by other Secured Parties

Each Secured Party (other than the Security Agent) may assign all or any of its rights under this Deed (whether direct or indirect).  The Chargor irrevocably and unconditionally confirms that:

24.4.1      it consents to any assignment or transfer by any Secured Party of its rights and/or obligations made in accordance with the provisions of the applicable Transaction Documents;

24.4.2      it shall continue to be bound by the terms of this Deed, notwithstanding any such assignment or transfer; and

24.4.3      the assignee or transferee of such Secured Party shall acquire an interest in this Deed upon such assignment or transfer taking effect.

24.5         Disclosure

The Chargor agrees to any disclosure of any information made in accordance with Clause 23.9 (Disclosure of information) of the Facility Agreement.

25.           AMENDMENTS AND WAIVERS

Any provision of this Deed may be amended or waived only by agreement in writing between the Chargor and the Security Agent.

26.           PERPETUITY PERIOD

The perpetuity period under the rule against perpetuities, if applicable to this Deed, shall be the period of eighty years from the date of the Facility Agreement.

27.           NOTICES

The provisions of Clause 30 (Notices) of the Facility Agreement (in the form subsisting as at the date of this Deed) shall apply to this Deed mutatis mutandis.

28.           COUNTERPARTS

This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

29.           GOVERNING LAW

This Deed is governed by the laws of Hong Kong.

30.           JURISDICTION

30.1         Hong Kong Courts

The courts of Hong Kong have exclusive jurisdiction to settle any dispute (a “Dispute”) arising out of, or connected with this Deed (including a dispute regarding the existence, validity or termination of this Deed or the consequences of its nullity).

30.2         Convenient Forum

The parties hereto agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

30.3         Exclusive Jurisdiction

This Clause 30 (Jurisdiction) is for the benefit of the Security Agent only.  As a result and notwithstanding Clause 30.1 (Hong Kong Courts), nothing herein shall prevent the Security Agent from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law the Security Agent may take concurrent proceedings in any number of jurisdictions.

30.4         Service of process

Without prejudice to any other mode of service allowed under any relevant law, the Chargor:

30.4.1      irrevocably appoints International Petroleum Services Corporation Limited of 1/F., Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with this Deed; and

30.4.2      agrees that failure by a process agent to notify the Chargor of any process will not invalidate the proceedings concerned.

30.5         Waiver of immunity

The Chargor waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

30.5.1      the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

30.5.2      the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

IN WITNESS WHEREOF this Deed has been signed on behalf of the Security Agent and executed as a deed by the Chargor and is intended to be and is hereby delivered by it as a deed on the date specified above.

SCHEDULE 1
PARTICULARS OF THE SHARES

Beneficial owner	Shares (ordinary shares of each in the issued capital of the Company)	Registered holder
Premium Sino Finance Limited		Premium Sino Finance Limited

SCHEDULE 2
FORM OF SUPPLEMENT

From:	Premium Sino Finance Limited as Chargor

To:	[DB Trustees (Hong Kong) Limited] as Security Agent

Dated:	[ ]

SUPPLEMENT TO SHARE CHARGE

This Supplement now witnesses as follows:

We refer to the share charge dated [          ] between DB Trustees (Hong Kong) Limited as security agent and Premium Sino Finance Limited as chargor (as amended and/or supplemented from time to time, the “Deed”).  Unless otherwise defined herein, terms and expressions defined in or construed for the purposes of the Deed shall have the same meaning in this Supplement.  This Supplement is supplemental to the Deed.

Without prejudice to the provisions of the Deed, the Chargor hereby charges as beneficial owner and by way of first fixed charge all its rights, title and interest in and to the shares of and/or interests in the Company specified in the Schedule hereto (the “Relevant Additional Shares”) and the Related Assets relating thereto, in favour of the Security Agent for the payment and discharge of all of the Secured Obligations.

The provisions of Clauses 16 (Effectiveness of Security), 24 (Changes to Parties), 28 (Counterparts), 29 (Governing Law) and 30 (Jurisdiction) of the Deed shall apply to this Supplement as if set out in full herein mutatis mutandis, and as if any reference therein to the Deed included a reference to this Supplement.

IN WITNESS WHEREOF this Supplement has been signed on behalf of the Security Agent and executed as a deed by the Chargor and is intended to be and is hereby delivered by the Chargor as a deed on the date specified above.

SIGNED, SEALED AND DELIVERED

as a DEED for and on behalf of

and EXECUTED AS A DEED by

PREMIUM SINO FINANCE LIMITED

by

in the presence of:

(Name of witness)

Name:

Address:

Schedule

Description of Relevant Additional Shares	Share certificate number representing Relevant Additional Shares	Registered Holder	Beneficial Owner

SCHEDULE 3

SHARE TRANSFER

The Undersigned, Premium Sino Finance Limited, (the “Transferor”), for value received does hereby transfer to                                    (the “Transferee”), the               shares standing in its name in the undertaking called SinoTech Energy Limited to hold the same unto the Transferee.

Signed by the Transferor
in the presence of:		,
Premium Sino Finance Limited

(Name of witness)

Name:

Signed by the Transferee
in the presence of:	,

(Name of witness)

Name:

Dated this             day of                20

SCHEDULE 4

LETTER OF RESIGNATION

To:	The Secretary
SinoTech Energy Limited
PO Box 309
Ugland House
Grand Cayman
Cayman Islands
KY1-1104

[ ] 201[ ]

Dear Sirs

Letter of Resignation

I hereby resign as a director of SinoTech Energy Limited (the “Company”) with effect from the date hereof and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

Yours faithfully

[Director]

LETTER OF AUTHORISATION

To:          DB Trustees (Hong Kong) Limited (the “Security Agent”)

[ ] 201[ ]

Dear Sirs

Authorisation re Letter of Resignation

You are hereby authorised to complete and date the letter of resignation I have deposited with you today in respect of my directorship of SinoTech Energy Limited by dating the same at any time after an Event of Default has occurred (as defined in the Share Charge between Premium Sino Finance Limited and the Security Agent dated            day of                      2010).

Yours faithfully

[Director]

SCHEDULE 5

IRREVOCABLE PROXY

SinoTech Energy Limited

The undersigned, Premium Sino Finance Limited, being the legal owner of            issued shares (the “Shares”) in the share capital of SinoTech Energy Limited (the “Company”), a company incorporated in the Cayman Islands, hereby makes, constitutes and appoints DB Trustees (Hong Kong) Limited (the “Attorney”) as the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time and to vote the Shares represented by the Share Certificate(s) of the Company at all general meetings of shareholders or stockholders of the Company with the same force and effect as the undersigned might or could do and to requisition and convene a meeting or meetings of the shareholders of the Company for the purpose of appointing or confirming the appointment of new directors of the Company and/or such other matters as may in the opinion of the Attorney be necessary or desirable for the purpose of implementing the Share Charge referred to below and the undersigned hereby ratifies and confirms all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The Shares have been charged to the Attorney pursuant to a Share Charge dated                      2010 between Premium Sino Finance Limited and the Attorney (the “Share Charge”).

This power and proxy is given to secure a proprietary interest of the donee of the power or the performance of an obligation owed to the donee and is irrevocable and shall remain irrevocable as long as the Share Charge is in force.

IN WITNESS whereof this instrument has been duly executed this [ ] 2010 as a deed.

[EXECUTED and	)
DELIVERED as a DEED by	)
Premium Sino Finance Limited	)

]
Director

SCHEDULE 6

NOTICE OF CHARGE

[letterhead of Premium Sino Finance Limited]

To:	SinoTech Energy Limited
PO Box 309
Ugland House
Grand Cayman
Cayman Islands
KY1-1104

[ ] 2010

Dear Sirs

Re: Share Charge

We hereby notify you that pursuant to a Share Charge dated            day of                      2010 between us (the “Chargor”) and DB Trustees (Hong Kong) Limited (the “Security Agent”) (the “Share Charge”), the Chargor has granted a security interest over the            shares standing in its name in SinoTech Energy Limited and at any time after the Security Agent notifies you that an Event of Default (as defined in the Share Charge) has occurred you may take such steps to register the Security Agent or its nominee as the registered holder of the shares pursuant to the Share Charge.

Yours faithfully

for and on behalf of

Premium Sino Finance Limited

SCHEDULE 7

DIRECTOR’S MEMORANDUM

SinoTech Energy Limited

PO Box 309

Ugland House

Grand Cayman

Cayman Islands

KY1-1104

To:          DB Trustees (Hong Kong) Limited (the “Security Agent”)

[ ] 201[ ]

Dear Sirs

Re: Share Charge

I confirm that we have been instructed by Premium Sino Finance Limited (the “Chargor”) to make and have accordingly made an annotation of the existence of the Share Charge between the Chargor and the Security Agent noting the existence of the security interests created in favour of the Security Agent, by the Share Charge in the Register of Members of SinoTech Energy Limited.

Yours sincerely

Director

EXECUTION

THE CHARGOR

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
and EXECUTED AS A DEED by	L.S
PREMIUM SINO FINANCE LIMITED
by

/s/ Liu Qingzeng

in the presence of:

/s/ Ma Bowen

(Name of witness)

Name:  Ma Bowen

Address:  No. 19 Ronghua South Road, Beijing Economic and Technological

Development Area, Beijing, P.R. China

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO SHARE CHARGE OVER CAYMAN CO

The Security Agent

SIGNED for and on behalf of
DB TRUSTEES (HONG KONG) LIMITED
By:

/s/ Aric Kay-Russell	/s/Ng Yue Min

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Managing Director

SIGNATURE PAGE TO SHARE CHARGE OVER CAYMAN CO